SCHEDULE 14A INFORMATION

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            Schedule 14A Information
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  VERITEC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|                                 VERITEC INC.                                |
|                               1430 Orcla Drive                              |
|                            Golden Valley, MN 55427                          |
|                                                                             |
|          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS        |
|                                                                             |
|    The  undersigned  hereby  appoints  Van  Thuy  Tran,  as  Proxy,  with   |
|    authority  to act and with the power to appoint  her  substitute,  and   |
|    hereby  authorizes her to represent and to vote, as designated  below,   |
|    all the voting  shares of common and  preferred  stock of Veritec Inc.   |
|    held of record by the  undersigned on November 12, 1999, at the annual   |
|    meeting  of  shareholders  to be  held  on  December  20,  1999 or any   |
|    adjournment  thereof.  The "Abstain" category listed below is utilized   |
|    to determine the existence of a valid quorum.                            |
|                                                                             |
|    1.  ELECTION OF  DIRECTORS  For all nominees  listed below  (except as   |
|    marked to the contrary below)                                            |
|                                                                             |
|    (INSTRUCTIONS:  To  withhold  authority  to vote  for  any  individual   |
|    nominee, strike a line through the nominee's name in the list below.)    |
|                                                                             |
|          Larry Matthews, Ms. Van Thuy Tran and Roger W. Bailey              |
|                                                                             |
|-----------------------------------------------------------------------------|

|-----------------------------------------------------------------------------|
|    2.  PROPOSAL  TO RATIFY THE  SELECTION  OF THE  COMPANY'S  INDEPENDENT   |
|    ACCOUNTANTS.                                                             |
|                                                                             |
|                     [ ] FOR [ ] AGAINST [ ] ABSTAIN                         |
|                                                                             |
|    3. In their  discretion,  the  Proxy is  authorized  to vote upon such   |
|    other business as may properly come before the meeting.                  |
|                                                                             |
|    This Proxy when properly executed will be voted in the manner directed   |
|    herein by the undersigned  stockholder.  If no direction is made, this   |
|    Proxy will be voted FOR all nominees listed and FOR Proposal 2.          |
|                                                                             |
|    Please sign exactly as names appears at left or complete name, address   |
|    and number of shares held if not  provided.  When signing as attorney,   |
|    as executor, administrator, corporation, please sign in full corporate   |
|    name by  President  or other  authorized  officer.  If a  partnership,   |
|    please sign in partnership name by authorized person.                    |
|                                                                             |
|    Dated:_____________________,1999   ___________________________________   |
|                                        Signature                            |
|                                                                             |
|                                                                             |
|                                ___________________________________________  |
|                                Signature,  (if jointly,  both should sign)  |
|                                                                             |
|  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY                               |
|  CARD PROMPTLY IN THE ENCLOSED ENVELOPE                                     |
|-----------------------------------------------------------------------------|

                                VERITEC INC.
                               1430 Orkla Dr.
                          Golden Valley, MN 55427
                               (612) 545-0224
                ___________________________________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON DECEMBER 20, 1999
                ____________________________________________

TO THE HOLDERS OF COMMON STOCK AND PREFERRED STOCK OF VERITEC INC.:

     The 1999 Annual Meeting of Shareholders of Veritec Inc. (the "Company") will be held at The Crystal Community Center, 4800 Douglas Drive North, Crystal, MN 55429 at 2:00 P M., local time, on Monday, December 20, 1999 for the following purposes:

     1. To elect three directors of the Company to serve for the ensuing year or until their successors are elected and qualified;

     2. To consider and act upon a proposal to ratify the selection of Callahan, Johnston & Associates, LLC, as the Company's independent auditors for the fiscal year ended June 30, 2000; and

     3. To transact such other business that may properly be brought before the meeting or any adjournments thereof.

     Only shareholders of record as shown on the books of the Company at the close of business on November 12, 1999 will be entitled to receive notice of and to vote at the meeting or any adjournments thereof.

     You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SPECIFY YOUR CHOICES ON THE ENCLOSED PROXY AND DATE, SIGN AND RETURN THE PROXY IN THE RETURN ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

By order of the Board,


/s/ Jack E. Dahl

Jack E. Dahl
Secretary




Approximate date of mailing to shareholders:
November 24, 1999.

PRELIMINARY PROXY                                            PRELIMINARY PROXY
                                VERITEC INC.
                                1430 Orkla Drive
                             Golden Valley, MN 55427
                                 (612) 545-0224
                        _________________________________

                                 PROXY STATEMENT
                       for Annual Meeting of Shareholders
                         to be held on December 20, 1999
                       __________________________________

     This Proxy Statement and the enclosed Proxy are being mailed to shareholders on or about November 24, 1999, in connection with the solicitation by the Board of Directors (the "Board") of proxies, in the accompanying form, from holders of Veritec Inc. (the "Company's") common and preferred stock, to be voted at the Annual Meeting of Shareholders to be held on Monday, December 20, 1999 and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Proxies are being solicited by the mailing of this Proxy Statement and the accompanying proxy to common and preferred shareholders of record who are entitled to vote at the 1999 Annual Meeting. In addition, directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally, by mail or by telephone. All expenses of the solicitation will be borne by the Company, including the cost of preparing, assembling and mailing the proxies and solicitation material. The Company may reimburse brokerage firms and others for expenses incurred in forwarding solicitation material to the beneficial owners of the Company's common and preferred stock.

     The inspectors of election appointed for the meeting will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If the broker indicates on a proxy that the broker does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to that matter.

     The Board has fixed the close of business on November 12, 1999 as the record date for determining the shareholders entitled to receive notice of and to vote at the 1999 Annual Meeting. Persons who were not shareholders at such time will not be allowed to vote at the 1999 Annual Meeting. At the close of business on November 12, 1999, the number of votes that could be represented at the 1999 Annual Meeting is 6,453,925. The Company had 6,377,925 shares of common stock and 76,000 shares of Series H preferred stock. Both the common stock and preferred stock have one vote per share. Such common and preferred stock are the only outstanding classes of voting stocks of the Company.

     All properly executed proxies that are returned to the Company prior to or at the 1999 Annual Meeting will be voted in accordance with the choices indicated by a shareholder on each such proxy. If a proxy is properly executed but does not specify any or all choices on it, the proxy will be voted; to elect the director nominees proposed by the Board and listed in this Proxy Statement and on the proxy, to ratify the appointment of Callahan, Johnston & Associates, LLC, as independent auditors for the fiscal year ended June 30, 1999 and to act upon such other business matters that may properly be brought before the meeting or any adjournments thereof. Any shareholders giving a proxy may revoke it at

PRELIMINARY PROXY                                             PRELIMINARY PROXY

any time prior to its use at the 1999 Annual Meeting by filing with the Secretary of the Company a revocation of the proxy, or by delivering to the Company, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

                            DESCRIPTION OF SECURITIES
                            -------------------------
     The authorized capital stock of the Company consists of common stock and preferred stock. The Company has a total number of shares of common stock which is authorized is 20,000,000 shares at $.01 par value per share. The total number of shares of preferred stock, which is authorized, is 10,000,000 shares at $1.00 par value per share.

     On May 3, 1997 the Company had a Confirmed Plan of Reorganization approved by the Bankruptcy Court. In conjunction with this Plan, the preferred stock was converted to common stock on a one to one basis and then the common stock was affected by a one-for-ten "reverse" split. Each of the resulting, after split, shares received a stock and warrant unit consisting of one share of common stock, three "A" warrants, 3 "B" warrants and three "C" warrants. Each "A" warrant authorizes the holder to purchase 1 share of non-restricted new common stock of the Company at $2.50 per share, which is exercisable to May 5, 2000, in exchange for one "A" warrant. This date per Plan was originally August 5, 1998, however was extended by the Board of Directors to May 5, 2000.

     If the "A" warrant is not exercised, then the "B" warrants and "C" warrants of the Warrant Unit terminates.

     The "B" warrant authorizes the purchase of non-restricted new common stock of the Company at $5.00 per share and is exercisable for one year after the termination date of the "A" warrant.

     The "C" warrant authorizes the purchase of non-restricted new common stock of the Company at $7.00 per share and is exercisable for one year after the termination date of the "B" warrants.

     To date, there have been 10,021 "A" warrants exercised for a total of $25,052.50.

     A schedule showing activity in the Company`s stock from June 30, 1996 through June 30, 1999 is on the following page. In conjunction with the Confirmed Plan of Reorganization, 2,746,000 shares of the Company`s restricted common stock were issued to creditors in exchange for debt. 300,000 shares of free trading common stock were issued for guarantees on secured debt and payment of administrative fees.

     The Confirmed Plan also authorized the issuance of 275,000 shares of Convertible Series H Preferred Stock in exchange for assets valued at $2,000,000 being injected into the Company, with each share of Series H preferred stock convertible into 10 shares of common stock.. The original guarantors of the Plan were able to provide only a portion of the required $2,000,000 funding and received 30,000 shares of Series H Preferred stock for an investment of $218,182. 29,000 shares of this Series H stock were immediately converted to 290,000 shares of common stock.

     When new funders agreed to provide the $2,000,000 in assets into the Company, the Board of Directors approved their receiving 275,000 shares of

Series H stock for this investment. 200,000 shares of Series H Shares have been converted to 2,000,000 shares of restricted common stock.

Common Stock

     The holders of common shares are entitled to one vote for each share held. The affirmative vote of a majority of all shares present and entitled to vote, both common and preferred, is sufficient to effect any corporate action upon which shareholders may or must vote. Common shares do not carry cumulative voting rights, thus holders of more than 50% of the common and preferred shares have the power to elect all directors and, as a practical matter, to control the Company. Holders of common shares are not entitled to preemptive rights and the common shares are not subject to redemption.

     The Company`s by-laws provide that the number of directors of the corporation shall be determined by majority vote of the entire Board or by an amendment of the By-Laws but shall not be less than three. All directors are elected by plurality vote for one-year terms at the annual meeting of shareholders. A special meeting of shareholders may be called by the Chairman of the Board, the President, or any two directors. Holders of common stock are entitled to receive, pro rata, dividends when and as declared by the Board out of funds legally available therefore after proper distributions to the preferred shares. Upon liquidation, dissolution or winding up of the

                                  VERITEC INC.
                     STATEMENTS OF SHAREHOLDERS' DEFICIENCY
                FISCAL YEARS ENDED JUNE 30, 1999, 1998, AND 1997

                                                                                       Additional
                                             Preferred Stock      Common Stock       Paid   in     Accumulated    Shareholders
                                              Shares    Amount    Shares    Amount     Capital        Deficit       Deficiency
                                            --------  --------   --------  --------   ----------    ------------   -------------
Balance at June 30, 1996                     441,836   441,836   2,085,600   183,164    4,104,721      -9,538,590     -4,808,869
                                             -------   -------   ---------   -------    ---------      ----------     ----------
1 for ten Reverse Split per Plan            -397,652            -1,877,040
Additional shares due to rounding split                                  6
Trade old preferred for new common           -44,184                44,184
Debt to equity and adjustments per Plan               -441,836   2,746,020   -153,176   5,158,739                      4,563,727
Issuance of new common stock for guaranty
  of Gant note and Plan of Reorganization                          300,000      3,000      -3,000
Payment of Plan Administrative costs
     by HOMETREND                                                                         150,980                        150,980

Loss from operations                                                                                     -301,252       -301,252
                                           -------------------  -----------  ---------   ---------       --------       --------
Balance at June 30, 1997                          -       -      3,298,770     32,988   9,411,440      -9,839,842       -395,414

Exercise of 10,020 warrants at $2.50                                10,021        100      24,952                         25,052

Loss from operations                                                                                     -461,545       -461,545
                                                                 --------------------  -----------       --------      --------
Balance at June 30, 1998                                         3,308,791     33,088   9,436,392     -10,301,387       -831,907

Issuance of Series H Preferred for cash       30,000   218,182                                                           218,182

Conversion of Series H preferred to common   -29,000  -210,909     290,000      2,900     208,009
                                             -------  --------     -------                -------
Loss from operations                                                                                     -451,222       -451,222
                                                                                                         --------       --------
Balance at June 30, 1999                       1,000     7,273   3,598,791     35,988   9,644,401     -10,752,609     -1,064,947
                                               -----     -----   ---------     ------   ---------     -----------     ----------

PRELIMINARY PROXY                                              PRELIMINARY PROXY

Company and subordinate in priority to all preferred series, holders of common stock are entitled to share ratably in the Company`s assets legally available for distribution to its shareholders after payment of all debts and other obligations and are not subject to further calls or assessments of all obligations.

Preferred Stock

     The Articles of Incorporation of the Company authorize 10,000,000 shares of preferred stock with a par value of $1.00 per share. The Board is authorized to determine any number of series into which shares of preferred stock may be divided and to determine the rights, preferences, privileges and restrictions granted to any series of the preferred stock. The preferred stock may contain special preferences as determined by the Board, including, but not limited to, the designation of series, shares in each series, voting and other rights, preferences, dividend rates, privileges, restrictions and convertibility ratio into shares of common stock of the Company.


                             PRINCIPAL SHAREHOLDERS
                             ----------------------
     The following table sets forth certain information regarding the beneficial ownership of the common and preferred stock of the Company as of November 12, 1999 by each shareholder who is known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, by each director and by all directors and officers as a group. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the securities owned by him. The Company anticipates that each of the proposed Directors will vote their shares"FOR" each of the matters to be voted upon.

                                     Shares of stock beneficially owned (1) (2)
                                     ------------------------------------------
                                    Amount of         Amount of
                                    Common and         Series H     Amount of
          Name and Address          Percent of        Preferred   total votes
        of Beneficial Owners        Class (3)         Class (4)   and percent(5)
        --------------------        ---------         ---------   --------------
The Matthews Group, LLC
1430 Orkla Drive                     2,000,000          75,000        2,075,000
Golden Valley,  MN  55427               31.35%          98.68%           32.53%

W. M. Starosolsky  (8)
225 Broadway, Suite 1806               569,965                          569,965
New York, NY  10007-3469                 8.93%                            8.93%

Jack E. Dahl  (9)
19801 Marilla Street                   389,394                          389,394
Chatsworth, CA  91311                    6.10%                            6.10%

Ms. Van Thuy Tran (7)
1430 Orkla Dr.                          81,250                           81,250
Golden Valley,  MN   55427               1.27%                            1.27%

PRELIMINARY PROXY                                              PRELIMINARY PROXY

Mark B. Pinson (9)
16721 Rinaldi                          352,932                          352,932
Granada  Hills,  CA  91344               5.53%                            5.53%

Roger W. Bailey, Esq.  (8)
18 Gap View Road                        14,500                           14,500
Short Hills,  NJ  07078                      *                                *

Dr. Helen Laib (8)
1430 Orkla Dr.                               -                                -
Golden Valley,  MN  55427

Steve Holtze (8)
1430 Orkla Dr..                              -                                -
Golden Valley,  MN  55427

All officers and directors,           3,408,041         75,000        1,607,276
  as a group (8 persons)                 53.43%         98.68%           53.97%

(*)      Represent less than 1%

 (1) Unless otherwise indicated, to the Company's knowledge, each person or group possesses sole voting and sole investment power with respect to the shares shown opposite the name of such person or group. The Matthews Group includes Larry Matthews, Chairman and Chief Executive Officer of the Company and Ms. Van Thuy Tran, President and Treasure of the Company.

 (2) Shares not outstanding, but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group

 (3) The amounts and percent are based on the current number of shares of common stock outstanding of 6,377,925 as of November 12, 1999.

 (4) This column gives the number of shares of Series H Preferred shares outstanding. Holders of Series H Preferred stock have one vote per share. Each share of Series H Stock is convertible into 1o shares of Common stock at the option of the holder.

 (5) Amount of total votes and percent of total voting shares represented at the 1999 Annual Meeting gives the cumulative voting of the common shares as well as the aggregate common equivalent votes of the Series H preferred shares.

 (7) Person is an Officer and Director of the Company.

 (8) Person is a Director of the Company.

 (9) Person is an Officer of the Company.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     In October  1995 the Company  was put into  involuntary  Bankruptcy  and in
April  1996  was   approved  for  Chapter  11  filing.   A  Confirmed   Plan  of

PRELIMINARY PROXY                                              PRELIMINARY PROXY

Reorganization was approved on May 3, 1997 with a major transfer of debt to equity by many creditors. The Plan also called for an investment of $2,000,000 in assets by a funder. The Company has filed all 10-QSB forms and 10-KSB forms for the periods through fiscal year June 30, 1999. On October 13, 1999 the Bankruptcy Court approved the Company`s motion for a Final Decree. The Company is not aware of any Form 3 filings by any Director, Officer or 5% shareholder during or since the Bankruptcy or final Decree.



                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nomination

     The Bylaws of the Company provide that directors shall hold office until the Annual Meeting of Shareholders next held after their election and until their successors are elected and qualified. Three nominees have been selected by the Board of Directors to fill the office of Director to be elected at the 1999 annual meeting. If elected, such individuals will serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. All three (3) of the nominees (Larry Matthews, Ms. Van Thuy Tran and Roger W. Bailey) are incumbent members of the Board. Mr. Bailey has served since June 18, 1994, and Larry Matthews and Ms. Van Tran since January 28, 1999.

     If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee if one is selected by the Board.

Board Recommendation

     The selection of each nominee requires the affirmative vote of a majority of the votes cast, considering all common and preferred votes together, represented in person or by proxy at the Annual Meeting. In the absence of other instructions, the proxies solicited hereby will be voted FOR each of the individuals listed below, each of whom the Board has nominated for election as a director of the Company.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE SELECTION OF EACH OF THE NOMINEES LISTED BELOW.

Information about Nominees

     The three nominees for Director of the Company, and their executive officer position held in the Company, if applicable, are listed below. Each Director will serve until the next annual meeting of shareholders, or until their respective successors have been elected and duly qualified. Directors serve one-year terms. Officers are appointed by the Board. There are no family relationships between any Directors. The Directors of the Company are as follows:

                                                            Officer title
          Name       Age   Director since       (N/A indicates not an officer)
          ----       ---   --------------       ------------------------------
Larry Matthews       71       1/28/99      Chairman and Chief Executive Officer

PRELIMINARY PROXY                                              PRELIMINARY PROXY

Ms. Van Thuy Tran    54       1/28/99      President and Treasurer

Roger W. Bailey      52       6/18/94      N/A


Resumes and antecedents of Nominees

     Larry Matthews was appointed as Acting President and Chief Executive Officer and Director on January 28, 1999, in conjunction with a plan from "The Matthews Group" to evaluate and possibly fund the Registrant out of Bankruptcy. Mr. Matthews has been a consultant for Vendtronics LLC (was formerly Chairman/Co-owner, sold to FEC) from 1994 to the present time. From 1984 to 1993 he was Co-founder, Director and Vice President-Engineering of ZYTEC Corporation. In prior years he was Vice-President Operations at Control Data, Design Engineer at UNIVAC and Design Engineer at Mpls/Moline/Case. Mr. Matthews currently is on the Board of Directors of Artesyn Technologies (merger of Computer Products/ZYTEC), Pioneer Software Development, and Solar Attic and Third Wave Systems companies.

     Ms. Van Thuy Tran, was appointed President and Treasurer of the Company on October 22, 1999. She has been President of Asia Consulting and Trading Company, a company dealing with trade in the Pacific Rim countries, since 1994. She is the Co-founder of Circle of Love, providing mission works in Vietnam. She is also the founder of Equal Partners, Inc., a construction and building company in Minnesota. Ms. Van Tran has a Medical Degree in Hematology and worked in the medical field for over 17 years. For the last twenty years, she has been an entrepreneur involved in building businesses, providing opportunity for the minority and creating solutions for distressed situations.

     Roger W. Bailey, has been a Director of the Registrant since June 1994. Mr. Bailey has been Vice President of MCI SYSTEMHOUSE/EDS since November 1998 and from July 1998 to November 1998 was Managing Director of two of that Company`s Divisions. From September 1997 to April 1998, Mr. Bailey was Vice President and General Manager, Enterprise Network Solutions for Accugraph Corporation, Dallas, Texas. From September 1996 to June 1997 he was Strategic Alliance Vice President at AT &T Solutions, Florham Park, New Jersey, where he was responsible for identifying alliance partners, structuring alliances and developing and implementing a procurement process and supplier management system. From June 1995 to August 1996 Mr. Bailey was Customer Engagement Vice President for AT&T Solutions. From July 1993 to June 1995, he was Securities Counsel and Director of Government Affairs for Dell Computer Corporation, Austin, Texas. From 1992 to June 1995, Mr. Bailey was an Independent Business Counsel as advisor to entrepreneurial and high-technology businesses. Prior to 1992 he was General Counsel for Perot Systems Corporation, Reston, Virginia and Electronic Data Systems Corporation in Dallas, Texas. Mr. Bailey was an Air Force Officer from 1969 to 1978. Mr. Bailey has his law degree from the University of Puget Sound, M.B.A. degree from the California State University, M.S. degree in Aeronautical and Astronautical Engineering from Stanford University and a B.S. degree in Aeronautical Engineering, Engineering Sciences and Mathematics from the U.S.Air Force Academy.

Committee and Board Meetings

     The Registrant had no standing audit, nominating or compensation committees of its Board or committees performing similar functions during fiscal 1999. The Directors have regularly communicated to discuss the Company's affairs and also

PRELIMINARY PROXY                                              PRELIMINARY PROXY

have held formal periodic board meetings to transact and approve appropriate business. Directors have received no compensation or expenses for attending Board Meetings. During the period June 30, 1997 through November 2, 1999, the Board met 26 times. The following are the dates of the Board meetings and attendance of the Directors:

Date                    Attendees                               Absent
----                    ---------                               ------
8/18/97     Behling, Starosolsky, Salisbury, Copley             Bailey

8/26/97     Behling, Starosolsky, Salisbury, Copley, Bailey     None

1/7/98      Behling, Starosolsky, Salisbury, Bailey             None

1/21/98     Behling, Starosolsky, Salisbury, Bailey, Pinson     None

2/20/98     Behling, Starosolsky, Salisbury, Bailey, Pinson     None

3/9/98      Behling, Starosolsky, Salisbury, Bailey, Pinson     None

6/9/98      Behling, Starosolsky, Salisbury, Bailey, Pinson     None

8/1/98      Behling, Starosolsky, Salisbury, Bailey, Pinson     None

10/12/98    Behling, Starosolsky, Salisbury, Pinson             Bailey

11/11/98    Behling, Starosolsky, Salisbury, Pinson             Bailey

11/18/98    Behling, Starosolsky, Salisbury, Bailey, Pinson     None

11/23/98    Behling, Starosolsky, Salisbury, Bailey, Pinson     None

11/25/98    Behling, Starosolsky, Salisbury, Bailey, Pinson     None

11/27/98    Behling, Starosolsky, Salisbury, Pinson             Bailey

12/9/98     Behling, Starosolsky, Salisbury, Pinson, Bailey     None

1/11/99     Behling, Starosolsky, Salisbury, Pinson, Bailey     None

1/13/99     Behling, Starosolsky, Salisbury, Bailey             None

1/28/99     Matthews, Tran, Junghans, Salisbury, Starosolsky,
            Bailey, Behling                                     None

3/19/99     Matthews, Tran, Junghans, Salisbury, Starosolsky,
            Bailey, Behling                                     None

4/2/99      Matthews, Tran, Junghans, Salisbury, Starosolsky,
            Bailey, Behling                                     None

4/26/99     Matthews, Tran, Salisbury, Starosolsky, Bailey,
            Behling                                             None

6/14/99     Tran, Salisbury, Starosolsky, Bailey, Behling       Matthews

PRELIMINARY PROXY                                              PRELIMINARY PROXY

8/11/99     Matthews, Tran, Salisbury, Starosolsky, Bailey,     Behling

9/3/99      Matthews,Tran, Starosolsky, Bailey, Behling,
            Laib, Holtze                                        None

9/24/99     Matthews,Tran, Starosolsky, Bailey, Behling,
            Laib, Holtze                                        None

10/20/99    Tran, Starosolsky, Laib, Holtze                     Matthews, Bailey

10/22/99    Matthews, Tran, Starosolsky, Bailey,
            Laib, Holtze                                        None

11/2/99     Matthews, Tran, Starosolsky, Holtze                 Laib, Bailey

Directors did not receive any director's fees for the above meetings.

     Mr. David Copley was appointed to the Board of Directors on April 24, 1997, and was removed from the Board on January 7, 1998. It was determined by the Board that his appointment was improper since he was affiliated with S.A.H.C. and his being on the Board gave S.A.H.C and HOMETREND a majority of Directors. The Reorganization Plan states that S.A.H.C. and HOMETREND cannot have a majority of members on the Board.

     Mark Pinson was appointed a Director at a Board of Directors Meeting on January 7, 1997 and resigned on January 11, 1999.

     Roy Y. Salisbury served on the Board of Directors from May 2, 1997 until his resignation on June 16, 1999.

     Robert Junghans served on the Board of Directors from January 28, 1999 to April 21, 1999.

     James Clarke was appointed Acting President and Chief Executive Officer and a Director of the Registrant on February 20, 1998 based on a commitment to fund the Company. When his funding did not materialize as expected, he was removed from office on March 9, 1998.

Executive Officers
------------------
     The current operating officers are listed in the following table. There are no family relationships between any officers of the Company.

         Name          Age                                Officer Title
         ----          ---                                -------------
Larry Matthews         71                 Chairman and Chief Executive Officer
Ms. Van Thuy Tran      54                 President and Treasurer
Jack E. Dahl           66                 Chief Financial officer and Secretary
Mark B. Pinson         43                 Vice President Engineering

     The antecedents of Larry Matthews and Ms. Van Thuy Tran are included in the Director section above.

     Jack E. Dahl - In the Confirmed Plan of Reorganization, Mr. Dahl was appointed Acting Chief financial Officer and Secretary of the Company. From December 9, 1998 to January 29, 1999, Mr. Dahl was appointed Acting President. After the Registrant was petitioned into bankruptcy in October, 1995, Mr. Dahl was elected to the office of President and Chief Executive Officer. From 1991

PRELIMINARY PROXY                                              PRELIMINARY PROXY

until appointed President, Mr. Dahl was the Chief Financial Officer of the Company. From June 1984 to December 1989, Mr. Dahl was President and CEO of U S Pump & Turbine Company. From 1980 to 1984, he was President of Elixir Industries, Inc. Prior to 1980 Mr. Dahl was President of Fleetwood Enterprises, Guerdon Industries, Inc., both Manufactured housing and recreational vehicle manufacturers, Chairman of Alma Plastics Company, a seven plant plastic products manufacturing company, President of Lichter Duo Rest, a furniture manufacturing company and R. C. Allen, a cash register and small aircraft electronic parts manufacturing company.

     Mark B. Pinson - Has previously been a Director and Officer of the Company, however, due to lack of Company finances, resigned from his Officer and Director positions in January 1999. He was rehired in May 1999 to head up the Company's Engineering and R&D departments. Mr. Pinson has over 15 years experience managing all aspects of technical development projects, including design, quality assurance, and customer support. Products include computer-aided design
(CAD), image processing, photmetrics, and auto-identification systems. From 1992 Mr. Pinson has been a development consultant with clients including Veritec, leading computer, aerospace and photometric companies. From 1983 to 1992, he was Development Director for Altium, an IBM Company (formerly CADAM Inc. ), responsible for the creation, testing and maintenance of computer-aided design software leading a team of over 70 people. From 1982 to 1983 he was Development Manager for Grafcon in Tulsa, Oklahoma and from 1980 to 1982 an Air Force Officer and a graduate of U. S. Air Force School of Applied Cryptological Sciences.

Other Information

     The Company has not held an Annual Meeting of Shareholders since January 21, 1995.

     The Company was put into involuntary Chapter 7 Bankruptcy in October 1995, was converted to Chapter 11 Bankruptcy in April 1996. In May 1997, the Company's motion for a Confirmed Plan of Reorganization was approved by the Court. Due to financing difficulties with the guarantor of the Plan funding, the Company was put back into Chapter 7 In May 1999. On September 1, 1999, the Company's motion to be reconverted to Chapter 11 was approved by the Court and on October 21, 1999 the Company's motion for a Final Decree was granted.

                              CERTAIN TRANSACTIONS

     The Company has adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of the Company's Board and based upon a determination that these transactions are on terms no less favorable to the Company than those which could be obtained by unaffiliated third parties. This policy could by terminated in the future. The Articles of Incorporation of the Company provide that no such transactions by the Company shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of the Board or a committee thereof which approves such transaction or solely because their votes are counted for such purpose. In addition, interested Directors may be counted in determining the presence of a quorum at a meeting of the Board or a committee thereof, which approves such a transaction.

PRELIMINARY PROXY                                              PRELIMINARY PROXY

                                  PROPOSAL TWO
                       APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has selected Callahan, Johnston & Associates, LLC as its independent auditors for the current 2000 fiscal year ending on June 30, 2000. During the 1999 fiscal year, Callahan, Johnston & Associates, LLC., provided audit services in connection with the annual financial statements, filing with Securities and Exchange Commission and other various audit-related accounting matters. A representative of Callahan, Johnston & Associates, LLC., is expected to be present at the 1999 Annual Meeting and to be available to respond to appropriate questions and to make a statement if he or she desired to do so.

     In June 1999, the Company engaged Callahan, Johnston & Associates, LLC., as the independent auditors to examine the financial statements for fiscal years ended June 30, 1999, 1998 and 1997. The engagement of Callahan, Johnston & Associates, LLC., replaced Rossi, Webster & Obrien, who had been the Company's auditors in 1993 and 1994. The Company did not have audits in the years ended June 30, 1995 or 1996. The firm of Callahan, Johnston & Associates, LLC., was chosen due primarily to lower overall fees in connection with the audit examinations.

     In the three most recent fiscal years there were no disagreements with any of the Company's independent auditors on any material aspect of financial statement disclosure, accounting principles, or practices or auditing scope or procedure nor were there were any "reportable events" as that term is defined in
Item 304(a)(i)(v) of Regulation S-K. The Company has received a qualified opinion in each of past three fiscal years for a going concern.

Board Recommendation

     For approval of the appointment of Callahan, Johnston & Associates, LLC., as independent auditors for fiscal year 2000, the affirmative vote of a majority of the outstanding voting shares of the common and preferred stock of the Company entitled to vote thereon is required. Unless otherwise specified, proxies solicited by the Board will be voted FOR ratification of the appointment of Callahan, Johnston & Associates, LLC.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CALLAHAN, JOHNSTON & ASSOCIATES, LLC.

                                  OTHER MATTERS

Possible unasserted claims.

     During its bankruptcy the Company had sought an investment group to assist it in funding the $2,000,000 called for under the Plan of Reorganization approved by the Bankruptcy Court on May 2, 1997. In the intervening years the various investment groups had attempted to help the company fund this required investment. Until the Matthews Group funded the Company out of Bankruptcy, all other groups attempting to provide the necessary funding failed in such attempts. Through June 30, 1999 no group had been successful in assisting the company in funding this commitment and the Company remained under the direction of the Bankruptcy Court. Partial fundings received from these investment groups have been settled through stock issuances by the Company or are recorded as stock advances that the Company intends to settle through the issuance of stock. It is possible that these investment groups will assert claims against the

PRELIMINARY PROXY                                              PRELIMINARY PROXY

Company regarding: the levels of their funding; the Company's termination of their funding commitments; or for expenses incurred while they were assisting the Company. Management believes it has appropriately reflected the activity with these investment groups in the accompanying financial statements. Due to uncertainties, however, it is at least reasonably possible that claims will be asserted. The ultimate outcome of these claims, if asserted, cannot presently be determined.

Commitment to issue shares.

     Most of the debt incurred after the Company had a Confirmed Plan of Reorganization has been satisfied with the exchange of shares of restricted common stock for the debt.

     In the Plan of Reorganization, the Gant Group was considered a secured creditor and therefore received a secured promissory note instead of equity. The note amount of $363,000 was to be paid according to the approved Plan - $60,000 on the scheduled effective date of the Plan and the balance in quarterly installments over a four-year period. The Company was able to pay the $60,000 and first payment on the quarterly payments and then did not have adequate funding to pay additional money on the notes. Due to the Company's inability to pay on the Gant note, the Company was converted from a Chapter 11 back to a Chapter 7 proceeding. The Matthews Group paid the Gant Group $182,345.87 to bring the note current and in addition has paid the October 1, 1999 quarterly payment. The Company owes the Matthews Group for amounts they have paid on the notes. The Matthews Group may be provided stock in exchange for amounts owed them for payments to the Gant Group.

                                  ANNUAL REPORT

     A copy of the Veritec Inc. Annual Report is being mailed to shareholders with this proxy statement.

                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in Veritec Inc. proxy statement for its 2000 Annual Meeting of Shareholders must deliver such proposal in writing to Veritec Inc.,
Attn.: Corporate Secretary, at the principal offices at 1430 Orkla Drive, Golden Valley, MN 55427 no later than September 30, 2000.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board knows of no other business that will be presented for consideration at the 1994 Annual Meeting other than that which has been referred to in this Proxy Statement. If any other business properly comes before the meeting, the appointee named in the proxies will vote the proxies in accordance with their best judgment.

By Order of the Board,

/s/ Jack E. Dahl
Jack E. Dahl
Secretary
Dated:   November 3, 1999
                                       14